UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 23, 2023

Akumin Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-39479	88-4139425
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8300 W. Sunrise Boulevard Plantation, Florida	33322
(Address of principal executive offices)	(Zip Code)

(844) 730-0050

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AKU	The Nasdaq Stock Market LLC
Common Stock, $0.01 par value per share	AKU	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03	Bankruptcy or Receivership.

Debtor-in-Possession Financing

In connection with the restructuring (the “Restructuring”) of Akumin Inc. (the “Company”), on October 23, 2023, the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) entered an interim order (the “Interim DIP Order”) authorizing the Company to obtain junior secured postpetition financing from Stonepeak Magnet Holdings LP (“Stonepeak”) on terms and conditions consistent with the Summary of Proposed Terms and Conditions for DIP Financing and use of Cash Collateral attached to the Interim DIP Order as Exhibit A (the “DIP Term Sheet”). Pursuant thereto, the Company’s debtor affiliates (together with the Company, the “Debtors”) unconditionally guaranteed, on a joint and several basis, the Company’s obligations in connection with such postpetition financing, consisting of a delayed draw term loan facility (the “DIP Facility”) in an aggregate principal amount not to exceed $75 million (the “DIP Facility Commitment”), and the loans made under the DIP Facility (including through the payment of in-kind interest) (the “DIP Facility Loans”), subject to the terms and conditions set forth in the DIP Term Sheet and the Interim DIP Order.

The DIP Facility Loans shall accrue interest at 8.00% per annum payable in kind. Unless otherwise provided in accordance with the terms of the Restructuring Support Agreement (as defined in the DIP Term Sheet), the DIP Term Loans shall convert to equity on the effective date of the Prepackaged Plan (as defined below) on the same terms as the new money investment to be provided by Stonepeak (the “New Money Investment”) pursuant thereto and shall reduce the aggregate principal amount to be invested by Stonepeak as the New Money Investment on a dollar-for-dollar basis.

The foregoing description of the Interim DIP Order, DIP Term Sheet, and DIP Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the Interim DIP Order and its exhibits, which are filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Notice of Borrowing of $55 million in Debtor-in-Possession Financing from Stonepeak

On October 26, 2023, the Company delivered to Stonepeak a Notice of Borrowing, dated October 26, 2023 (the “Notice of Borrowing”) pursuant to the terms of the DIP Term Sheet and the Interim DIP Order, requesting that Stonepeak provide funding under the DIP Facility in the aggregate principal amount of $55 million (the “Initial DIP Loan”). In connection with the Initial DIP Loan, the Company represented that it is in compliance with the DIP Conditions Precedent and the Conditions Precedent to All Credit Extensions (each as defined in the DIP Term Sheet).

On October 26, 2023, the Company used the proceeds from the Initial DIP Loan to pay in full all outstanding principal and interest owed under the Company’s revolving credit facility in the aggregate principal amount of $55 million (the “Revolving Credit Facility”), established pursuant to that certain Revolving Credit Agreement, dated as of November 2, 2020, as amended by that certain Amendment No. 1, dated as of February 8, 2021, Amendment No. 2, dated as of July 26, 2021, Amendment No. 3 & Waiver, dated as of September 11, 2021, and Amendment No. 4 & Waiver, dated as of October 22, 2021 (as has been and may be further amended, supplemented, or otherwise modified from time to time), by and among the Company, as borrower, certain subsidiaries of the Company as guarantors, PNC Bank, National Association, as successor to BBVA USA, as administrative agent and collateral agent, and the lenders from time to time party thereto.

The foregoing description of the Notice of Borrowing does not purport to be complete and is qualified in its entirety by reference to the full text of the Notice of Borrowing, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Notice of Commencement of the Chapter 11 Cases and of Combined Hearing

On October 22, 2023, the Debtors filed with the Bankruptcy Court the Joint Prepackaged Chapter 11 Plan of Reorganization of Akumin Inc. and Its Debtor Affiliates (as amended, supplemented or otherwise modified from time to time, the “Prepackaged Plan”) and the proposed Disclosure Statement for the Joint Prepackaged Chapter 11 Plan of Reorganization of Akumin Inc. and its Debtor Affiliates (as amended, supplemented, or otherwise modified from time to time, the “Disclosure Statement”). A hearing on confirmation of the Prepackaged Plan and final approval of the adequacy of the Disclosure Statement (the “Combined Hearing”) will be held before the Bankruptcy Court on November 29, 2023. On October 24,

2023, a notice (the “Notice of Commencement”) of the Debtors’ chapter 11 cases (the “Chapter 11 Cases”), the Combined Hearing, applicable objection deadlines, and summaries of the Prepackaged Plan was served on certain notice parties by the Company’s claims agent, Epiq Corporate Restructuring LLC.

The foregoing description of the Notice of Commencement does not purport to be complete and is qualified in its entirety by reference to the full text of the Notice of Commencement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As previously reported, on September 29, 2023, Akumin Operating Corp. (the “Issuer”), a Delaware corporation that is a wholly owned indirect subsidiary of the Company, and Stonepeak entered into a Temporary Waiver Agreement (the “Waiver”) which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on October 5, 2023, in connection with the 11.00% Unsecured PIK Toggle Series A Note, dated as of September 1, 2021 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Series A Note”), issued by the Issuer to Stonepeak in the initial principal amount of $340 million, the form of which was attached as Exhibit B to the Series A Notes and Common Share Purchase Agreement between the Company, the Issuer and Stonepeak, dated June 25, 2021, which was filed as Exhibit 10.4 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

Under the terms of the Waiver, (i) the Issuer acknowledged that it was obligated to pay Stonepeak $3,939,615.08 in Cash Interest as of the September 29, 2023 Cash Interest Payment Date (each as defined in the Series A Note) and that absent the Waiver, the Issuer’s failure to make the Cash Interest payment to Stonepeak would have constituted a Trigger Event (as defined in Section 7 of the Series A Note) and would have entitled Stonepeak to certain rights and remedies against the Issuer and the Company under Section 8 of the Series A Note, and (ii) Stonepeak (A) extended the due date of the September 29, 2023 Cash Interest payment to October 16, 2023 and (B) agreed that no Trigger Event occurred upon the Issuer’s failure to make the Cash Interest payment due on September 29, 2023 and that Stonepeak would not be entitled as a result thereof to any rights and remedies under Section 8 of the Series A Note.

On October 16, 2023, the Issuer and Stonepeak entered into the First Amendment to Temporary Waiver Agreement (the “Amended Waiver”) with respect to the Waiver, pursuant to which Stonepeak and the Issuer (i) agreed to modify the terms of the Waiver by further extending the Cash Interest Payment Date of the September 29, 2023 Cash Interest payment to October 20, 2023, and (ii) agreed that no Default, Event of Default or Trigger Event occurred upon the Issuer’s failure to make the Cash Interest payment due September 29, 2023 and that Stonepeak would not be entitled as a result thereof to any rights and remedies under Section 8 of the Series A Financing Notes.

Further, on October 20, 2023, Stonepeak (i) agreed to modify the terms of the Amended Waiver by further extending the Cash Interest Payment Date of the September 29, 2023 Cash Interest payment to October 23, 2023 and (ii) agreed that no Default, Event of Default or Trigger Event occurred upon the Issuer’s failure to make the Cash Interest payment due September 29, 2023 and that Stonepeak would not be entitled as a result thereof to any rights and remedies under Section 8 of the Series A Financing Notes.

Because the Issuer did not pay Stonepeak $3,939,615.08 in Cash Interest by October 23, 2023, under the terms of the Waiver and the Amended Waiver, the extension of the Cash Interest Payment Date from September 29, 2023 to October 23, 2023 and the waiver of Stonepeak’s rights and remedies pursuant to Section 8 of the Series A Notes are deemed ineffective. Accordingly, the company’s failure to pay to Stonepeak $3,939,615.08 in Cash Interest by October 23, 2023 constitutes a Trigger Event under Section 7(d) of the Series A Note. As a result, on October 24, 2023, Stonepeak became entitled to the rights and remedies specified under Section 8(b) of the Series A Note, including the automatic increase of the rate of interest payable to Stonepeak under the Series A Notes by 200 basis points, subject to the automatic stay resulting from the filing of the Chapter 11 Cases and to the applicable provisions of title 11 of the United States Code (the “Bankruptcy Code”).

The foregoing descriptions of the Waiver and of the Amended Waiver do not purport to be complete and are qualified in their entirety by reference to the full text of the Waiver and the Amended Waiver, which are filed respectively as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on October 5, 2023 and as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on October 16, 2023, and are incorporated by reference herein.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Suspension from Trading on Nasdaq

On October 26, 2023, the Company’s Common Stock, $0.01 par value per share (the “Common Stock”) was suspended from trading on the NASDAQ Stock Market LLC (“Nasdaq”).

As previously disclosed, on October 17, 2023, the Company received a written notification (the “Staff Delisting Determination”) from Nasdaq’s Listing Qualifications Department notifying the Company that unless the Company appealed Nasdaq’s delisting determination to a Nasdaq Hearings Panel (the “Hearings Panel”) in compliance with the procedures set forth in the Nasdaq Listing Rule 5800 Series by 4:00 p.m. Eastern Time on October 24, 2023, (i) Nasdaq would suspend trading of the Common Stock at the opening of business on October 26, 2023 and (ii) Nasdaq would schedule the Common Stock for delisting and file a Form 25-NSE with the Commission, which will remove the Company’s securities from being listed on Nasdaq. Due to the Restructuring of the Company through the Prepackaged Plan described in the Company’s Current Report on Form 8-K filed with the Commission on October 20, 2023, the Company decided not to file an appeal before a Hearings Panel. Accordingly, as of October 26, 2023, the Common Stock is no longer trading on Nasdaq, and the Company expects that the Common Stock will be delisted from Nasdaq following the upcoming filing by Nasdaq of a Form 25-NSE with the Commission.

Suspension from Trading on the Toronto Stock Exchange

On October 23, 2023, trading in the Company’s securities on the Toronto Stock Exchange (“TSX”) was suspended. In connection with the suspension of its securities, the Company received a written notice from TSX (the “TSX Notice”) notifying the Company that TSX is reviewing the eligibility of the Company’s securities for continued listing on TSX pursuant to the expedited review process (the “Expedited Review Process”) set forth under Part VII, Section 707 of the TSX Company Manual (the “Manual”). The Company is currently undergoing the Expedited Review Process because it meets the insolvency delisting criteria under Section 708 of the Manual and the financial condition delisting criteria under Sections 709 and 710(a)(i) of the Manual. The TSX Notice informed the Company that a meeting of the Continued Listing Committee of TSX is scheduled to be held on October 30, 2023 at 4:00 p.m. Eastern Time to consider whether or not to delist the Company’s securities.

Item 8.01	Other Events.

On October 24, 2023, in response to the filing of the Chapter 11 Cases, S&P Global, Inc. (“S&P”) lowered its issuer credit rating on the Company from “CCC” to “D.” In addition, S&P lowered its issue-level ratings on (i) the Company’s Revolving Credit Facility; (ii) the Company’s 7.500% Senior Secured Notes due 2028 in the aggregate principal amount of $375 million, issued pursuant to that certain Indenture dated August 9, 2021, as supplemented by that certain First Supplemental Indenture, dated as of September 1, 2021 (as may be further amended, restated, supplemented, or otherwise modified from time to time), by and among Akumin Escrow Inc. (whose obligations were assumed by the Company), as issuer, the guarantors provided therein, and UMB Bank, National Association, as trustee and collateral agent; and (iii) the Company’s 7.000% Senior Secured Notes due 2025 in the aggregate principal amount of $475 million, issued pursuant to that certain Indenture dated November 2, 2020, as supplemented by that certain First Supplemental Indenture, dated as of February 11, 2021, Second Supplemental Indenture, dated as of July 30, 2021, and Third Supplemental Indenture, dated as of September 1, 2021 (as may be further amended, restated, supplemented, or otherwise modified from time to time), by and among the Company, as issuer, the guarantors provided therein, and UMB Bank, National Association, as trustee and collateral agent.

On October 26, 2023, in response to the filing of the Chapter 11 Cases, Moody’s Investors Service, Inc. (“Moody’s”) downgraded the Company’s probability of default rating from Caa2-PD to D-PD, its corporate family rating from Caa2 to Ca, its senior secured first lien notes rating from Caa1 to Caa3 and its senior secured revolving credit facility from Caa1 to Caa3. The Company’s speculative grade liquidity rating was also lowered from SGL-3 to SGL-4. Shortly following the issuance of its October 26, 2023 rating action, Moody’s indicated that it will withdraw all of Akumin’s ratings.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in the Company’s Common Stock, $0.01 par value per share (the “Common Stock”) during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s Common Stock may bear little or no relationship to the actual recovery, if any, by the holders of the Common Stock at the conclusion of the Chapter 11 Cases.

Additional Information on the Chapter 11 Cases

Additional information on the Chapter 11 Cases, including court filings and other information related to the proceedings, will be available on a website administrated by the Company’s claims agent, Epiq Corporate Restructuring LLC, at https://dm.epiq11.com/Akumin, by calling (877) 589-9709, or (503) 966-8627 for calls originating outside of the U.S. or by sending an email to akumin@epiqglobal.com.

Cautionary Note Regarding Forward-Looking Statements

Certain information in this Current Report on Form 8-K constitutes forward-looking information or forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. All statements, other than statements of historical facts, included in this filing that address activities, events or developments that the Company expects, believes, targets or anticipates will or may occur in the future are forward-looking statements. The Company cautions that such forward-looking statements contained in this Current Report on Form 8-K or made from time to time by the Company’s management, including those regarding the Chapter 11 Cases and resulting proceedings in Bankruptcy Court are subject to risks and uncertainties which may cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. Factors that could cause actual results to differ materially from such forward-looking statements include, but are not limited to, the following: the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases; the risk that the Company may not be able to continue operating in the ordinary course of business; risks associated with third party motions in the Chapter 11 Cases; the effects of the Chapter 11 Cases on the Company and on the interests of various constituents; the length of time the Company will operate under the Chapter 11 Cases and the continued availability of operating capital during the pendency of the Chapter 11 Cases; the potential adverse effects of the Chapter 11 Cases and of the rating actions by S&P and Moody’s on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Restructuring; the Company’s trading price and the effects of the Chapter 11 Cases and of the Company’s suspension from trading on Nasdaq and on TSX on the liquidity of the Company’s securities. The Company therefore cautions readers against relying on such forward-looking statements. A further description of the risks and uncertainties relating to the business of the Company is contained in the Company’s most recent Annual Report on Form 10-K, the Company’s Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, as well as any amendments thereto reflected in subsequent filings with the Commission. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no duty or obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Interim Order (A) Authorizing the Debtors to Obtain Postpetition Financing, (B) Authorizing the Debtors to Use Cash Collateral, (C) Granting Adequate Protection to the Prepetition Secured Parties, (D) Modifying the Automatic Stay, (E) Scheduling a Final Hearing, and (F) Granting Related Relief, dated October 23, 2023

10.2	Notice of Borrowing of Akumin Inc. to Stonepeak Magnet Holdings LP, dated October 26, 2023

10.3	Notice of (I) Commencement of Prepackaged Chapter 11 Bankruptcy Cases, (II) Hearing on the Final Approval of the Disclosure Statement, Confirmation of the Joint Prepackaged Chapter 11 Plan, and Related Matters, (III) Objection Deadlines and Summary of the Debtors’ Joint Prepackaged Chapter 11 Plan, and (IV) Related Voting and Objection Deadlines, dated October 24, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Akumin Inc.

Date: October 27, 2023	By:	/s/ Riadh Zine
Riadh Zine Chairman, Chief Executive Officer and Director